As filed with the Securities and Exchange Commission on April 13, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Faegre Drinker Biddle & Reath LLP
1500 K Street NW, Suite 1100, Washington, DC 20005
Dee Anne Sjögren
(314) 562-8836
(Trust Counsel contact information)

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2022

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the year ended November 30, 2022, originally filed with the U.S. Securities and Exchange Commission effective as of February 21, 2023 (Accession Number: 0000894189-23-001210).  The purpose of this amendment is solely to include certain updated information in Item 4 and updated certification language and updated signature dates.  This Form N-CSR/A does not otherwise modify the disclosures therein in any way.

Item 1. Reports to Stockholders.

(a)

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

Annual Report

2022

FRONT COVER | NOT PART OF REPORT

MainGate MLP Fund

Class A  (AMLPX)

Class C  (MLCPX)

Class I  (IMLPX)

6075 Poplar Avenue, Suite 720 | Memphis, TN 38119 | 855.MLP.FUND (855.657.3863) | www.maingatefunds.com

Annual Report

November 30, 2022

ANNUAL  REPORT  2022   •   3

MainGate mlp fund

Dear Shareholder,

The MainGate MLP Fund (“Fund”) had the following average annual total returns for its fiscal year ended November 30, 2022 compared to the S&P 500 Index and the Alerian MLP Total Return Index.

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

MainGate MLP Fund – Class A without load	2/17/11	43.28%	5.06%	3.17%	3.81%

MainGate MLP Fund – Class A with 5.75%	2/17/11	35.14%	3.83%	2.56%	3.29%
maximum front-end load

MainGate MLP Fund – Class I	2/17/11	43.74%	5.31%	3.42%	4.07%

S&P 500 Index	2/17/11	-9.21%	10.98%	13.34%	12.10%

Alerian MLP Total Return Index	2/17/11	42.25%	6.06%	2.15%	3.18%

MainGate MLP Fund – Class C without load	3/31/14	42.25%	4.24%	––	-0.45%

MainGate MLP Fund – Class C with 1.00%	3/31/14	41.25%	4.24%	––	-0.45%
Contingent Deferred Sales Charge

S&P 500 Index	3/31/14	-9.21%	10.98%	––	12.10%

Alerian MLP Total Return Index	3/31/14	42.25%	6.06%	––	3.18%

Expense Ratios (Gross/Net): A Shares = 1.69%/1.69% | C Shares = 2.44%/2.44% | I Shares = 1.44%/1.44%. Net expense ratios represent the percentages paid by investors and reflect a 0.00% deferred income tax expense which represents the performance impact of accrued deferred tax liabilities across the Fund, not individual share classes, for the fiscal year ended November 30, 2022 (the Fund did not have a current tax expense or benefit due to a valuation allowance). The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; Class A 12b-1 fees; borrowing costs; taxes, such as Deferred Income Tax Expense; and extraordinary expenses) at 1.50% through March 31, 2024. The performance data shown For Class C with load reflects the Class C maximum deferred sales charge of 1.00%. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the information quoted. To obtain performance information current to the most recent month-end please call 855.MLP.FUND (855.657.3863). Performance data shown for Class A shares with load reflects the maximum sales charge of 5.75%. Performance data shown for Class C shares with load reflects the maximum deferred sales charge of 1.00%. Performance data shown for Class I shares does not reflect the deduction of a sales load or fee. Performance data shown “Without Load” does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

ANNUAL  REPORT  2022   •   5

Happy New Year!

Midstream enjoyed a happy 2022 with the Alerian MLP TR Index (AMZX)1 rising +30.9%, and our outlook for this year as well as our review of some historical analogies has us optimistic going in to 2023.

The Fed’s actions to move interest rates higher have unleashed many ramifications. One of the more important ones in our opinion has been to dispel fantastical notions and “business models” that could only be dreamed up at zero percent interest rates. As it relates to Midstream, we believe a more balanced opinion of the future use of traditional hydrocarbons is at hand, and that allows for a more logical discussion of valuation2 prospects. Our new investor discussions are much more rooted in hard assets and cash flows3, which is a similar tone to other cycles when the high of the speculative bubble wears off.

From almost all perspectives, we believe Midstream valuation screens as inexpensive, which in and of itself gives investors a margin of safety to begin their analysis. As of 12/31/22, the Alerian is valued at 5.5x price to distributable cash flow per unit (DCF/u)4 and sports a 15.5% free cash flow (FCF) 5 yield. The 2023e yield6 on the index is 7.5%, is covered 2.12x (or a 47% payout ratio), and is estimated to grow 5.6%7. Valuation to us remains much more a function of fund flows, or a lack thereof. But, as we discussed last quarter, we believe improving fund flow is just a matter of time, and we’ll dive deeper into this topic in the “Active Allocation” section. Assuming no change in valuation, yield plus growth provides a 13.1% starting point for potential expected total return. This framework does not take into account potential positive effects from buybacks, which could be a ~$5 billion tailwind in 20238. We don’t believe there are other areas of the market that offer such a healthy proposition.

Hopefully, the tumult of global energy markets is more benign than in recent years, but because energy is such a strong component of global GDP, market dynamics will always give it airtime. There is a growing consensus of a recession in 2023. We’re not going to dissect whether its timing is first half versus second half, when will the markets acknowledge it or have they already, or when each country takes its turn in a rolling fashion. No one knows, and we won’t try to predict.

To balance this potential negative economic narrative with a positive offset, though, we are cautiously bullish on China’s return to the world economic stage. The nation has remained in lock-down longer than most people will acknowledge — essentially, they never left 2020 as the U.S. and other global countries did — and this is reflected from an energy demand perspective where they remain at COVID lows. Any return to GDP growth pushes oil demand higher and is supportive of global supply/ demand balance, and demand could surprise to the upside. The full re-opening of China’s borders to outside travel by its citizens may prove to be the ignition to this thesis9.

(1) Alerian MLP Index: A capitalization-weighted index of the most prominent energy Master Limited Partnerships. Visit http://www.alerian.com/ indices/amz-index for more information, including performance. You cannot invest directly in an index. (2) Valuation: The process of determining the current worth of an asset or a company. (3) Cash Flow: A measurement of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. (4) Price to Distributable Cash Flow (P/DCF): Market cap of the MLP divided by a full year of distributable cash flow, which is measured as earnings before interest, taxes, depreciation and amortization (EBITDA) available to pay unitholders after reserving for maintenance capital expenditures and payment of interest expense. (5) Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. (6) Yield: Refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value. (7) Distribution and dividend estimates sourced from Bloomberg. LP. (8) Wells Fargo Securities, “Midstream Monthly Outlook”, January 6, 2023. Actual share repurchases may vary significantly.

(9) https://www.reuters.com/world/china/china-reopens-borders-final-farewell-zero-covid-2023-01-08/.

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We also think investors may be overly cautious on global oil demand in their mental recession calculators. The below chart from Morgan Stanley shows the relative inelasticity of global demand during recessions, save for the 2020 time period. Even analyzing the 2008 recession, which we haven’t found anyone predicting a repeat of, there was only a peak decline of 2 million barrels per day (MMBpd), or less than 2% of global demand10. Conversely, even taking into account the potential for a global recession, the International Energy Agency (IEA)11 is predicting global demand growth from 100 MMBpd to 102 MMBpd in 202312. Humans tend to suffer from “recency bias” thereby extrapolating the most recent experiences, positively or negatively, when making future decisions. In this case we believe a longer-term perspective is warranted.

Oil Demand and Recessions

Change in global oil consumption (yoy; mb/d) and US recessions

IEA, Morgan Stanley Research, “The Oil Manual”, 4/21/22

As we would see in any year, we do expect to see some puts and takes in the near-term fundamental picture for U.S. hydrocarbons. We strongly consider market forecasts expressing somewhat negative views as temporary. We see higher natural gas storage levels in the U.S. for 2023 due to increasing domestic production and the tapering of U.S. LNG export growth that we have seen over the last few years. This is already having its effect on price as increasing supply and a warmer start to the year are driving prices back down to the $4 per million British thermal units (MMBtu) level. This is less than half the highs seen last summer when U.S. inventories were below the 5-year average and global natural gas prices were spiking due to Europe’s rush to fill inventories ahead of winter. However, as we move through the year, we expect the global storage injection to consistently keep the pressure on U.S. exports, particularly when the Freeport LNG export facility comes back on line, and we expect U.S. demand, ex-LNG exports, to remain relatively inelastic, in line with history.

(10) Morgan Stanley, “The Oil Manual”, 4/1/22. (11) International Energy Agency (IEA): An autonomous organization which works to ensure reliable, affordable and clean energy for its 29 member countries and beyond. IEA’s four main areas of focus are: energy security, economic development, environmental awareness, and engagement worldwide. (12) International Energy Agency (IEA), “Oil Market Report”, December 2022.

ANNUAL  REPORT  2022   •    7

Natural Gas Liquids (NGLs) are somewhat over-supplied in the near term due to lower petrochemical demand. These customers continue to work through the inventories built during the global recovery of 2021-2022, as well as some cracker downtime affecting their ability to consume NGLs. That said, China is a large consumer of NGLs, and as their economy picks up steam, they could be an important driver that balances this market.

As it relates to Midstream, the financial statements are largely agnostic as to whether there are short-term recessionary indicators from volumes. First, Midstream assets remain highly contracted with take or pay contracts. Second, they will benefit from inflation escalators that initiated in earnest mid-2022 and should continue to be a tailwind through 2023. Third, as discussed, the distributions are better protected than any other point in our history of analyzing the industry. Lastly, again, Midstream equity valuation is highly attractive from a historical perspective.

Active Allocation

In previous newsletters over the past few years, we have touched on not just the fundamental reasons to remain allocated or to consider an allocation to Midstream, but also some of the other unique characteristics that separate the sector from other market opportunities. We’ll be a little more overt this quarter, and discuss why we see opportunities for the sector to potentially deliver allocation alpha.

Assessing long-term trends from a few different angles can provide a useful starting point. Returning to recency bias, we believe investors have forgotten the 2000-2011 return period for Midstream where the AMZX outperformed the S&P 500 TR Index (SPXT)13 for 12 straight years. There are similarities between the post-Internet bubble period and the current one, with both periods exhibiting a market rotation away from the technology sector. Should the tech sector rotation continue in 2023, Midstream could be in a similarly favorable position to where things were in the early 2000s from a relative performance standpoint. That period’s sector rotation was a catalyst for the next 10+ years of Midstream’s outperformance of the broader market. Given the low absolute valuation of Midstream today, if we see a steady march higher on the valuation front, plus factor in the attractive yield, and consider modest growth in DCF/u over the intermediate term, those potential total return ingredients could lead to a very competitive return profile relative to the broader market.

Midstream’s assets continue to be vital for world energy security and are not a fad. The industry’s history of operating mission critical infrastructure assets and a favorable outlook for their usage over a multi-decade period we believe make this is a worthy analog to the investment environment found 20+ years ago. Also favorable to history, Midstream in 2023 is a much broader group of public, large-cap companies than the one that was present in 2000, thus making it an attractive option for allocators looking for strong potential total returns in a sector with good trading liquidity.

We’ve Been Here Before

Bloomberg, LP and VettaFi LLC at 12/31/22.

(13) S&P 500: A free-float capitalization-weighted index published since 1957 of the prices of 500 large-cap common stocks actively traded in the United States.

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Energy as a percentage of the S&P 500 remains well below its long-term history, currently 5.3% versus an 8.3% average since 1990. For those considering an Energy allocation, we believe Midstream should play a leading role as it exhibits less cash flow volatility, consistent cash flow growth, and a strong potential total return set-up.

Energy Weight within the S&P 500 Index

Bloomberg, LP at 12/31/22.

Scarcity Value

The sector remains under-owned institutionally, though well held by the current owners, with much of the volatility coming from market participants who are renters not owners. The good news is we estimate the sector experienced $160 million of net positive inflows from passive and active funds in 2022, which was the first net inflow year since 2017. While there was $950 million of active fund outflows there was $1.11 billion of inflows to passive products to create the net positive14. Recent fund flow trend history shows fund flows tend to follow performance, both up and down, and continued net positive flows could bode well for Midstream.

Midstream Fund Flows

Morningstar, 12/31/22.

(14) Morningstar, 12/31/2022.

ANNUAL REPORT 2022    •    9

Adding a tailwind to fund flows, we allude back to our equity repurchase comments from earlier where there could be nearly $5 billion of incremental demand just from corporate repurchase programs in 202315. While we described the sector as having good liquidity, if it skews more heavily to the buyside we do not believe it takes a strong amount of fund flows to catalyze performance.

Profits

Capital seeks investments with increasing profit potential. Looking back over 2022, the consensus estimated the AMZX’s DCF/u growth at the start of the year was 4.6% versus the 14.7% pace that is estimated for 2022 ahead of year-end earnings reports16. The 2023e DCF/u growth is currently 4.0%, and we would place odds on that number also increasing through the coming year, potentially repeating 2022, as we believe the sellside remains cautious in their modeling.

Contrast this to the S&P 500 where we believe analysts and strategists could continue to mark down 2023 earnings per share (EPS) estimates at least through this quarter. Tech sector job cuts are higher than any other time since the pandemic17, and recent announcements from Amazon Inc (AMZN)18 and other companies of increased job cuts seem to be a leading indicator of further corporate belt tightening. Additionally, Morgan Stanley estimates inflation was a tailwind to corporate profits, and if one takes the view that it could be moderating, that would be an additional broader corporate profit pressure the market is not considering19.

Commodity Prices

Notice we’ve gotten this far without any discussion of commodity prices and correlations20. We note 2022 offered some insights regarding commodity prices and Midstream equity behavior that were unique. First, the daily correlation between the AMZX and WTI crude oil moderated to 48%21 which is more in line with historical data. Second, as expected, the price of WTI did not have a noticeable impact on Midstream cash flow statements. As shown in the graphic below, what was interesting was how Midstream profit estimates and total return within the Fund’s portfolio continue to increase even as WTI decreased through the end of the year. This could potentially show a sentiment shift.

NTM EBITDA vs. WTI Evolution

Bloomberg, LP at 12/31/22

All figures shown for current Fund portfolio weights and holdings. EBITDA is the consensus estimate at each point in time for the weighted sum of each portfolio holding for the next twelve months (NTM).

(15) Wells Fargo Securities, “Midstream Monthly Outlook”, January 6, 2023. Actual share repurchases may vary significantly. (16) Distributable Cash Flow (DCF) Growth Rate refers to the estimated 2022 weighted average Distributable Cash Flow (DCF) growth rate. This is not a forecast of the portfolio’s future performance. DCF growth rate for the portfolio’s holdings does not guarantee a corresponding increase in the market value of the holding or the portfolio. Distributable Cash Flow (DCF) data is CCM-calculated consensus of Wall Street estimates. (17)  https://www.wsj.com/articles/tech-layoffs-are-happening-faster-than-at-any-time-during-the-pandemic-11672705089. (18) https://www.wsj.com/articles/amazon-to-lay-off-over-17-000-workers-more-than-first-planned-11672874304. (19) Morgan Stanley, “Weekly Warm-Up: Can the Consensus be Right?”, 1/9/2023. (20) Correlation: The measure of the relationship between two data sets of variables. (21) Bloomberg, LP.

10   |   MainGate mlp fund

Speaking of sentiment, the heightened interest in the sector coincided with the re-introduction of the energy security theme post-Russia’s invasion of Ukraine. One of the pushbacks we received at that time was, while acknowledging the stronger setup for Midstream companies in this new commodity regime, the high price of oil at the time may have delivered a pause to not “chase” returns. In hindsight, the generalist concern was partly right since oil declined later in 2022; however, the total return for the AMZX increased. We continue to believe Midstream investors should focus on the resilient, fee-based cash flows, low valuation, and positive long term trends, while paying less attention to commodity price levels which, coincidentally are currently lower now than when Russia launched its attack.

Conclusion

Thank you to our investors. Hopefully the discussion has reinforced your confidence in the long-term return potential for Midstream. Even after two strong years of total return, the current allocation environment for Midstream is one of the healthiest we have seen. Company operating fundamentals look solid and valuations are on the low end of the historical range. For new allocators, come on in — the water is fine! For both sets of investors, we wish you good investment returns in 2023, and look forward to seeing you on the road this year.

Sincerely,

Geoffrey P. Mavar, Chairman	Matthew G. Mead, CEO

Past performance is not a guarantee of future results.

Opinions expressed are those of Chickasaw Capital Management, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security price volatility than a diversified fund. The Fund invests in Master Limited Partnerships (MLPs) which concentrate investments in the energy sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

References to market or composite indices, benchmarks or other measures of relative market performance over a specified period of time (each, an “index”) are provided for your information only. Reference to this index does not imply that the portfolio will achieve returns, volatility or other results similar to the index. The composition of the index may not reflect the manner in which a portfolio is constructed in relation to expected or achieved returns, portfolio guidelines, restrictions, sectors, correlations, concentrations, volatility or tracking error targets, all of which are subject to change over time. Indices are unmanaged. The figures for the indices do not reflect the deduction of any fees or expenses which would reduce returns. Investors cannot invest directly in indices.

The Alerian MLP Index is a composite of the most prominent energy Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ), and the corresponding total-return index is disseminated daily (NYSE: AMZX). Relevant data points such as dividend yield are also published daily. For index values, constituents, and announcements regarding constituent changes, please visit www.alerian.com.

“Alerian MLP Index”, “AlerianMLP Total Return Index”, “AMZ” and “AMZX” are service marks of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and their use is granted under a license from Alerian. Alerian does not guarantee the accuracy and/or completeness of the Alerian MLP Index or any data included therein and Alerian shall have no liability for any errors, omissions, interruptions or defects therein. Alerian makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the Alerian MLP Index or any data included therein. Alerian makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the Alerian MLP Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of the Alerian MLP Index or any data included therein, even if notified of the possibility of such damages.

The Energy MLP Classification Standard (“EMCS”) was developed by and is the exclusive property (and a service mark) of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and its use is granted under a license from Alerian. Alerian makes no warranties, express or implied, or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and hereby expressly disclaims all warranties of originality, accuracy, completeness, merchantability, suitability, non-infringement, or fitness for a particular purpose with respect to any such standard or classification. No warranty is given that the standard or classification will conform to any description thereof or be free of omissions, errors, interruptions, or defects. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of any such standard or classification, even if notified of the possibility of such damages.

ANNUAL REPORT 2022    •    11

DJIA Total Return Index tracks the total return of The Dow Jones Industrial Average, a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. Dividends are reinvested. The DJIA was invented by Charles Dow back in 1896.

NASDAQ is a market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The types of securities in the index include American depositary receipts, common stocks, real estate investment trusts (REITs) and tracking stocks. The index includes all Nasdaq listed stocks that are not derivatives, preferred shares, funds, exchange-traded funds (ETFs) or debentures.

The NYSE FANG+ Index is an equal-dollar weighted index designed to represent a segment of the technology and consumer discretionary sectors consisting of highly-traded growth stocks of technology and tech-enabled companies such as Facebook, Apple, Amazon, Netflix, and Alphabet’s Google.

S&P 500 Total Return Index tracks the total return of the S&P 500 Index, an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. Dividends are reinvested. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/ return characteristics of the large cap universe.

Cash Flow is a revenue or expense stream that changes a cash account over a given period. Cash inflows usually arise from one of three activities - financing, operations or investing – although this also occurs as a result of donations or gifts in the case of personal finance. Cash outflows result from expenses or investments. This holds true for both business and personal finance. Cash flow can be attributed to a specific project, or to a business as a whole. Cash flow can be used as an indication of a company’s financial strength.

Distributable Cash Flow (DCF) is calculated as net income plus depreciation and other noncash items, less maintenance capital expenditure requirements. Distributable cash flow (DCF) data is CCM calculated consensus of Wall Street estimates. The estimated consensus weighted average distributable cash flow (DCF) per unit growth rate for the AMZ and the Fund’s portfolio incorporates market expectations by using the average annual growth rate using rolling-forward 24-month data. DCF growth rate is not a forecast of the portfolio’s future performance. DCF growth rate for the portfolio’s holdings does not guarantee a corresponding increase in the market value of the holding or the portfolio.

Distribution Coverage Ratio is calculated as cash available to limited partners divided by cash distributed to limited partners. It gives an indication of an MLP’s ability to make dividend payments to limited partner investors from operating cash flows. MLPs with a coverage ratio of in excess of 1.0 times are able to meet their dividend payments without external financing.

Distributions are quarterly payments, similar to dividends, made to Limited Partner (LP) and General Partner (GP) investors. These amounts are set by the GP and are supported by an MLP’s operating cash flows.

EBITDA is earnings before interest rates taxes depreciation and amortization.

Free cash flow (FCF) is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Growth Capital Expenditures or Growth CapEx or GCX refers to the aggregate of all capital expenditures undertake to further growth prospects and/ or expand operations and excludes any maintenance and regulatory capital expenditures.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a given country’s economic health.

West Texas Intermediate (WTI), also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as light because of its relatively low density, and sweet because of its low sulfur content. It is the underlying commodity of Chicago Mercantile Exchange’s oil futures contracts.

Yield refers to the cash dividend or distribution divided by the share or unit price at a particular point in time.

This material is provided for informational and educational purposes only and should not be construed as investment advice or an offer or solicitation to buy or sell any security, product or service.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

The Fund does not receive the same tax benefits of a direct investment in an MLP.

The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state and local income taxes.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on MLPs being treated as partnerships for federal income tax purposes.

If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

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Hypothetical Growth of a $10,000 Investment | unaudited

This chart illustrates the performance of a hypothetical $10,000 investment during the time period shown. Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Hypothetical Growth of a $1,000,000 Investment | unaudited

This chart illustrates the performance of a hypothetical $1,000,000 investment made in Class I shares during the time period shown. Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

ANNUAL REPORT 2022    •    13

Average Annual Returns | November 30, 2022 | unaudited

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class A (without sales load)	43.28%	5.06%	3.17%	3.81%	2/17/11
Class A (with sales load)	35.14%	3.83%	2.56%	3.29%	2/17/11
Class C	42.25%	4.24%	NA	-0.45%	3/31/14
Class C (with CDSC)	41.25%	4.24%	NA	-0.45%	3/31/14
Class I	43.74%	5.31%	3.42%	4.07%	2/17/11
S&P 500 Index	-9.21%	10.98%	13.34%	12.10%	2/17/11
S&P 500 Index	-9.21%	10.98%	NA	11.51%	3/31/14
Alerian MLP Total Return Index	42.25%	6.06%	2.15%	3.18%	2/17/11
Alerian MLP Total Return Index	42.25%	6.06%	NA	-0.20%	3/31/14

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863) or by visiting www.maingatefunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class C (with CDSC) performance reflects the 1.00% contingent deferred sales charge. Class I is not subject to a sales charge or CDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Alerian MLP Total Return Index is a capped, float-adjusted, capitaliziation-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.

You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

14   |   MainGate mlp fund

Expense Example | unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 1, 2022 to November 30, 2022.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Net Annualized
	(06/01/22)	(11/30/22)	(06/01/22 – 11/30/22)	Expense Ratio(2)
Class A Actual	$1,000.00	$1,056.43	$8.71	1.69%
Class A Hypothetical	$1,000.00	$1,016.60	$8.54	1.69%
(5% return before expenses)
Class C Actual	$1,000.00	$1,047.77	$12.53	2.44%
Class C Hypothetical	$1,000.00	$1,012.84	$12.31	2.44%
(5% return before expenses)
Class I Actual	$1,000.00	$1,059.08	$7.43	1.44%
Class I Hypothetical	$1,000.00	$1,017.85	$7.28	1.44%
(5% return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period), for Class A, Class C and Class I.

(2)	Annualized expense ratio excludes current and deferred income and franchise tax expense.

ANNUAL REPORT 2022    •    15

Allocation of Portfolio Assets

November 30, 2022 | unaudited

(expressed as a percentage of total investments)

Natural Gas Gathering/Processing*	42.6%
Crude/Refined Products Pipelines and Storage*	34.3%
Natural Gas/Natural Gas Liquid Pipelines and Storage*	23.1%

* Master Limited Partnerships and Related Companies

Schedule of Investments | November 30, 2022

Master Limited Partnerships and Related Companies - 97.9%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage - 33.6%(1)
Canada - 0.4%(1)
Enbridge, Inc.	80,000	$3,303,200
United States - 33.2%(1)
Genesis Energy, L.P.	1,675,000	17,704,750
Magellan Midstream Partners, L.P.	1,291,000	68,035,700
MPLX, L.P.	2,900,000	98,571,000
Phillips 66	250,000	27,110,000
Plains All American Pipeline, L.P.	2,650,000	32,913,000
Plains GP Holdings, L.P.	2,575,000	34,067,250
		278,401,700
Total Crude/Refined Products Pipelines and Storage		281,704,900

Natural Gas/Natural Gas Liquid Pipelines and Storage - 22.6%(1)
Canada - 0.3%(1)
TC Energy Corporation	60,000	2,668,800
United States - 22.3%(1)
Cheniere Energy, Inc.	75,000	13,152,000
Energy Transfer, L.P.	6,925,000	86,839,500
Enterprise Products Partners, L.P.	2,175,000	53,961,750
Kinder Morgan, Inc.	419,000	8,011,280
ONEOK, Inc.	137,000	9,168,040
Williams Companies, Inc.	460,000	15,962,000
		187,094,570
Total Natural Gas/Natural Gas Liquid Pipelines and Storage		189,763,370

Natural Gas Gathering/Processing - 41.7%(1)
United States - 41.7%(1)
Antero Midstream Corporation	725,000	8,214,250
Crestwood Equity Partners, L.P.	375,000	11,107,500
DCP Midstream, L.P.	1,150,000	45,241,000
Enlink Midstream, LLC	6,700,000	86,162,000
Targa Resources Corporation	1,300,000	96,707,000
Western Midstream Partners, L.P.	3,650,000	102,127,000
Total Natural Gas Gathering/Processing		349,558,750

Total Master Limited Partnerships and Related Companies (Cost $337,189,662)		821,027,020
Total Investments - 97.9%(1) (Cost $337,189,662)		821,027,020
Other Assets in Excess of Liabilities - 2.1%(1)		17,247,161
Net Assets - 100.0%(1)		$838,274,181

(1) Calculated as a percentage of net assets.

16 | MainGate mlp fund	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

November 30, 2022

Assets
Investments at fair value (cost $337,189,662)	$821,027,020
Cash(1)	17,926,054
Receivable for Fund shares sold	478,608
Dividends receivable	351,767
Prepaid expenses	77,795
Total assets	839,861,244
Liabilities
Payable for Fund shares redeemed	249,063
Payable to Adviser(5)	846,459
Payable for 12b-1 distribution fee(5)	45,481
Payable to Trustees	24,000
Payable to Custodian(5)	8,308
Accrued expenses and other liabilities	413,752
Total liabilities	1,587,063

Net assets	$838,274,181
Commitments and Contingencies (See Note 5).

Net Assets Consist of
Additional paid-in capital	$1,033,421,179
Total accumulated losses, net of deferred taxes	(195,146,998)
Net assets	$838,274,181

(1)	Concentration Risk (See Note 4)
(5)	Related Party Transactions (See Note 5)

Unlimited shares authorized, no par value	Class A	Class C	Class I
Net assets	$36,109,479	$19,980,563	$782,184,139
Shares issued and outstanding	5,219,981	3,119,941	107,747,349
Net asset value, redemption price and minimum offering price per share	$6.92	$6.40	$7.26
Maximum offering price per share ($6.92/0.9425)	$7.34	NA	NA

Statement of Operations

Year Ended November 30, 2022

Investment Income
Distributions received from master limited partnerships	$42,550,953
Less: return of capital on distributions from master limited partnerships	(42,550,953)
Distribution income received in excess of return of capital from master limited partnerships	—
Dividends from common stock(2,3)	8,037,945
Total Investment Income	8,037,945

(2)	The return of capital amount from C-Corporations was $6,559,950. (See Note 2)
(3)	Net of foreign withholding tax of $59,850.

Expenses
Advisory fees(5)	9,896,471
Administrator fees	549,838
Insurance expense	223,897
Transfer agent expense	203,617
Professional fees	139,257
Trustees’ fees	96,000
Registration fees	83,894
Reports to shareholders	78,761
Compliance fees	67,813
Custodian fees and expenses	46,472
Franchise tax expense	12,466
Fund accounting fees	1,841
12b-1 distribution fee - Class A	84,509
12b-1 distribution fee - Class C	188,537
Other expenses	374
Total Expenses	11,673,747
Net Investment Loss, before taxes	(3,635,802)
Current and deferred tax benefit/(expense)(4)	—
Net Investment Loss, net of taxes	(3,635,802)

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments, before taxes	62,162,401
Current and deferred tax benefit/(expense)(4)	—
Net realized gain/(loss) on investments, net of taxes	62,162,401
Net change in unrealized appreciation/depreciation on investments, before taxes	228,151,750
Deferred tax benefit/(expense)(4)	—
Net change in unrealized appreciation/depreciation on investments, net of taxes	228,151,750
Net realized and unrealized gain/(loss) on investments	290,314,151
Increase in Net Assets Resulting from Operations	$286,678,349

(4)	Any tax benefit/(expense) was fully offset by a valuation allowance recorded as of November 30, 2022.

The accompanying notes are an integral part of the financial statements.	ANNUAL REPORT 2022 • 17

Statements of Changes in Net Assets

Operations	Year Ended November 30, 2022	Year Ended November 30, 2021
Net investment income/(loss), net of tax	$(3,635,802)	$(10,146,785)
Net realized gain/(loss) on investments, net of tax	62,162,401	(18,854,705)
Net change in unrealized appreciation/depreciation on investments, net of deferred tax benefit/(expense)	228,151,750	317,060,430
Increase/(Decrease) in net assets resulting from operations	286,678,349	288,058,940

Dividends and Distributions to Class A Shareholders
Net investment income	(325,794)	(385,041)
Return of capital	(1,846,166)	(2,181,901)
Dividends and Distributions to Class C Shareholders
Net investment income	(195,319)	(233,611)
Return of capital	(1,106,806)	(1,323,793)
Dividends and Distributions to Class I Shareholders
Net investment income	(6,838,738)	(8,832,111)
Return of capital	(38,752,847)	(50,048,630)
Total dividends and distributions to Fund shareholders	(49,065,670)	(63,005,087)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	113,304,189	139,804,363
Dividend reinvestments	40,671,841	51,077,187
Payments for redemptions	(286,531,714)	(475,247,699)
Increase/(Decrease) in net assets from capital share transactions	(132,555,684)	(284,366,149)
Total increase/(decrease) in net assets	105,056,995	(59,312,296)

Net Assets
Beginning of year	733,217,186	792,529,482
End of year	$838,274,181	$733,217,186

18    |    MainGate mlp fund             The accompanying notes are an integral part of the financial statements.

Financial Highlights: Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per Share Data(1)	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$5.15	$3.91	$5.65	$7.17	$8.25
Income from Investment Operations
Net investment loss(2)	(0.04)	(0.07)	(0.06)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	2.21	1.71	(1.22)	(0.84)	(0.36)
Total increase (decrease) from investment operations	2.17	1.64	(1.28)	(0.89)	(0.45)
Less Distributions to Shareholders
Net investment income	(0.06)	(0.06)	-	-	-
Return of capital	(0.34)	(0.34)	(0.46)	(0.63)	(0.63)
Total distributions to shareholders	(0.40)	(0.40)	(0.46)	(0.63)	(0.63)
Net Asset Value, end of year	$6.92	$5.15	$3.91	$5.65	$7.17
Total Investment Return	43.28%	42.66%	(22.61)%	(13.71)%	(6.24)%
Supplemental Data and Ratios
Net assets, end of year	$36,109,479	$30,569,903	$28,693,359	$60,839,754	$93,423,336
Ratio of Expenses to Average Net Assets(3,4)
Net deferred income and franchise tax (benefit) expense	0.00%‡	0.02%	0.01%	0.01%	0.00%‡
Expenses (excluding net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.69%	1.68%	1.72%	1.69%	1.66%
Expenses (excluding net deferred income and franchise tax (benefit) expense) after (waiver) recoupment	1.69%	1.68%	1.72%	1.69%	1.66%
Expenses (including net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.69%	1.70%	1.73%	1.70%	1.66%
Net Fund Expenses(3,4)	1.69%	1.70%	1.73%	1.70%	1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets(3,4)
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.67)%	(1.44)%	(1.32)%	(0.71)%	(1.05)%
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) after waiver (recoupment)	(0.67)%	(1.44)%	(1.32)%	(0.71)%	(1.05)%
Net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.67)%	(1.46)%	(1.33)%	(0.72)%	(1.05)%
Net Investment Income (Loss)(3,4)	(0.67)%	(1.46)%	(1.33)%	(0.72)%	(1.05)%
Portfolio turnover rate(5)	3.26%	20.80%	36.65%	66.39%	44.57%

‡ Less than 0.01%.

(1) Information presented relates to a share of Class A for the entire year. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2022, the Fund accrued $12,466 in franchise tax expense, of which $532 is attributable to Class A. For the year ended November 30, 2021, the Fund accrued $149,925 in franchise tax expense, of which $5,904 is attributable to Class A. For the year ended November 30, 2020, the Fund accrued $87,319 in franchise tax expense, of which $3,733 is attributable to Class A. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $5,253 is attributable to Class A. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,982 is attributable to Class A. (4) The Fund did not accrue a deferred tax expense or benefit. (5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the financial statements.             ANNUAL REPORT 2022    •    19

Financial Highlights: Class C Shares

Per Share Data(1)	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Asset Value, beginning of year	$4.82	$3.72	$5.43	$6.97	$8.09
Income from Investment Operations
Net investment loss(2)	(0.08)	(0.10)	(0.08)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	2.06	1.60	(1.17)	(0.81)	(0.35)
Total increase (decrease) from investment operations	1.98	1.50	(1.25)	(0.91)	(0.49)
Less Distributions to Shareholders
Net investment income	(0.06)	(0.06)	-	-	-
Return of capital	(0.34)	(0.34)	(0.46)	(0.63)	(0.63)
Total distributions to shareholders	(0.40)	(0.40)	(0.46)	(0.63)	(0.63)
Net Asset Value, end of year	$6.40	$4.82	$3.72	$5.43	$6.97
Total Investment Return	42.25%	41.02%	(22.99)%	(14.42)%	(6.88)%
Supplemental Data and Ratios
Net assets, end of year	$19,980,563	$17,119,406	$16,108,024	$33,310,916	$52,049,211
Ratio of Expenses to Average Net Assets(3,4)
Net deferred income and franchise tax (benefit) expense	0.00%‡	0.02%	0.01%	0.01%	0.00%‡
Expenses (excluding net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	2.44%	2.43%	2.46%	2.44%	2.41%
Expenses (excluding net deferred income and franchise tax (benefit) expense) after (waiver) recoupment	2.44%	2.43%	2.46%	2.44%	2.41%
Expenses (including net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	2.44%	2.45%	2.47%	2.45%	2.41%
Net Fund Expenses(3,4)	2.44%	2.45%	2.47%	2.45%	2.41%
Ratio of Net Investment Income (Loss) to Average Net Assets(3,4)
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(1.42)%	(2.19)%	(2.06)%	(1.46)%	(1.80)%
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) after waiver (recoupment)	(1.42)%	(2.19)%	(2.06)%	(1.46)%	(1.80)%
Net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(1.42)%	(2.21)%	(2.07)%	(1.47)%	(1.80)%
Net Investment Income (Loss)(3,4)	(1.42)%	(2.21)%	(2.07)%	(1.47)%	(1.80)%
Portfolio turnover rate(5)	3.26%	20.80%	36.65%	66.39%	44.57%

‡ Less than 0.01%.

(1) Information presented relates to a share of Class C for the entire year. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2022, the Fund accrued $12,466 in franchise tax expense, of which $297 is attributable to Class C. For the year ended November 30, 2021, the Fund accrued $149,925 in franchise tax expense, of which $3,367 is attributable to Class C. For the year ended November 30, 2020, the Fund accrued $87,319 in franchise tax expense, of which $2,149 is attributable to Class C. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $2,996 is attributable to Class C. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,007 is attributable to Class C. (4) The Fund did not accrue a deferred tax expense or benefit. (5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

20   |    MainGate mlp fund             The accompanying notes are an integral part of the financial statements.

Financial Highlights: Class I Shares

Per Share Data(1)	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Asset Value, beginning of year	$5.37	$4.06	$5.83	$7.36	$8.43
Income from Investment Operations
Net investment loss(2)	(0.03)	(0.06)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	2.32	1.77	(1.26)	(0.87)	(0.37)
Total increase (decrease) from investment operations	2.29	1.71	(1.31)	(0.90)	(0.44)
Less Distributions to Shareholders
Net investment income	(0.06)	(0.06)	-	-	-
Return of capital	(0.34)	(0.34)	(0.46)	(0.63)	(0.63)
Total distributions to shareholders	(0.40)	(0.40)	(0.46)	(0.63)	(0.63)
Net Asset Value, end of year	$7.26	$5.37	$4.06	$5.83	$7.36
Total Investment Return	43.74%	42.82%	(22.42)%	(13.48)%	(5.98)%
Supplemental Data and Ratios
Net assets, end of year	$782,184,139	$685,527,877	$747,728,099	$967,800,549	$1,220,133,792
Ratio of Expenses to Average Net Assets(3,4)
Net deferred income and franchise tax (benefit) expense	0.00%‡	0.02%	0.01%	0.01%	0.00%‡
Expenses (excluding net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.44%	1.43%	1.46%	1.44%	1.41%
Expenses (excluding net deferred income and franchise tax (benefit) expense) after (waiver) recoupment	1.44%	1.43%	1.46%	1.44%	1.41%
Expenses (including net deferred income and franchise tax (benefit) expense) before (waiver) recoupment	1.44%	1.45%	1.47%	1.45%	1.41%
Net Fund Expenses(3,4)	1.44%	1.45%	1.47%	1.45%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets(3,4)
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.42)%	(1.19)%	(1.07)%	(0.46)%	(0.80)%
Net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) after waiver (recoupment)	(0.42)%	(1.19)%	(1.07)%	(0.46)%	(0.80)%
Net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) before waiver (recoupment)	(0.42)%	(1.21)%	(1.08)%	(0.47)%	(0.80)%
Net Investment Income (Loss)(3,4)	(0.42)%	(1.21)%	(1.08)%	(0.47)%	(0.80)%
Portfolio turnover rate(5)	3.26%	20.80%	36.65%	66.39%	44.57%

‡ Less than 0.01%.

(1) Information presented relates to a share of Class I for the entire year. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2022, the Fund accrued $12,466 in franchise tax expense, of which $11,637 is attributable to Class I. For the year ended November 30, 2021, the Fund accrued $149,925 in franchise tax expense, of which $140,654 is attributable to Class I. For the year ended November 30, 2020, the Fund accrued $87,319 in franchise tax expense, of which $81,437 is attributable to Class I. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $76,851 is attributable to Class I. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $23,914 is attributable to Class I. (4) The Fund did not accrue a deferred tax expense or benefit. (5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the financial statements.             ANNUAL REPORT 2022    •    21

Notes to Financial Statements

November 30, 2022

1. Organization

MainGate MLP Fund (the “Fund”), a series of MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company. The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. Class A and Class I commenced operations on February 17, 2011. Class C commenced operations on March 31, 2014.

The Fund offers three classes of shares: Class A, Class C and Class I. Depending on the size of the initial purchase, Class A shares are subject to a maximum 5.75% front-end sales charge or a 1.00% contingent deferred sales charge if shares are redeemed within 18 months. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge within 12 months of redemption. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the year ended November 30, 2022, contingent deferred sales charges of $– and $317 were incurred by Class A and Class C shareholders, respectively.

2. Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Board Codification Topic 946 Financial Services— Investment Companies.

A.   Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Valuation. Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

•	Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

•	Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

•	Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. Chickasaw Capital Management, LLC (the “Adviser”) also monitors for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”), including MLP general partnership interests, generally are comprised of ordinary income and return of capital. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

22   |    MainGate mlp fund             The accompanying notes are an integral part of the financial statements.

For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended November 30, 2022, the Fund has estimated approximately 100% of the distributions from MLPs taxed as partnerships to be return of capital. Distributions from common stocks may also include income and return of capital. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the MLPs and common stock after their tax reporting periods conclude.

Expenses are recorded on the accrual basis.

D. Dividends and Distributions to Shareholders. The Fund intends to make quarterly distributions from net income, which include the amount received as cash distributions from MLPs and common stock dividends. These activities are reported in the Statements of Changes in Net Assets.

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in the Fund unless specifically instructed otherwise by a shareholder. The character of dividends and distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2022, the Fund’s dividends and distributions were expected to be comprised of 15% income and 85% return of capital. The tax character of distributions paid for the year ended November 30, 2022, will be determined in early 2023.

E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for a corporation is 21%.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the year ended November 30, 2022, the Fund did not have interest or penalties associated with underpayment of income taxes.

F. Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

G.  Cash. Cash consists of deposits held with a bank.

3. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1: unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

ANNUAL REPORT 2022    •    23

		Fair Value Measurements at Reporting Date Using:
		Quoted Prices in Active	Significant Other	Significant
	Fair Value at	Markets for Identical	Observable	Unobservable
Description	November 30, 2022	Assets (Level 1)	Inputs (Level 2)	Inputs (Level 3)
Equity Securities
Master Limited Partnerships and and Related Companies(1)	$821,027,020	$821,027,020	$ —	$ —
Total	$821,027,020	$821,027,020	$ —	$ —

(1) All other industry classifications are identified in the Schedule of Investments.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in MLP interests under normal circumstances as determined in the prospectus. The investment objectives are included within the Schedule of Investments.

Credit Risk. The Fund maintains cash in bank accounts which, at times, may exceed United States Federally insured limits.

5. Agreements, Contingencies and Related Party Transactions

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to waive its advisory fee and/or reimburse certain operating expenses of the Fund, until at least March 31, 2024, but only to the extent necessary so that the Fund’s total annual expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including deferred income tax expense/(benefit) and franchise taxes; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, Class C 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. During the year ended November 30, 2022, the Fund did not waive or recoup expenses. At November 30, 2022, there were no prior year amounts subject to potential recoupment.

Certain Trustees and Officers of the Trust/Fund are also Officers of the Adviser or Vigilant Compliance, LLC (“Vigilant”).

The Fund has engaged Vigilant to provide compliance services including the appointment of the Fund’s Chief Compliance Officer. Effective October 1, 2015, the Fund pays Vigilant a monthly fee of $4,728 for net assets up to $1.7 billion, $5,228 for net assets between $1.7 billion and $2.0 billion, $5,728 for net assets between $2.0 billion and $2.5 billion, and $6,000 for net assets above $2.5 billion with each rate subject to a 2% annual increase.

Quasar Distributors, LLC (“Quasar”) serves as the Fund’s distributor. The Fund has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) applicable to Class A and Class C shares. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the year ended November 30, 2022, 12b-1 distribution expenses of $84,509 and $188,537 were accrued by Class A and Class C shares, respectively.

The Fund reimbursed the Adviser for fees paid to financial intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients. The financial intermediaries are the record owners of the Fund on the Fund’s records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Fund is obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Fund is only a portion of the full fee that is paid to the intermediaries, and the Adviser is obligated to pay the remaining amount. These amounts are included within 12b-1 distribution fees on the Statement of Operations.

24   |    MainGate mlp fund

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services”) to provide administration and accounting services to the Fund. The Fund pays Fund Services a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000 plus $12,000 per share class fee, imposed upon the Fund reaching certain asset levels.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $45,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

6. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i)   taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii)   the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2022, the Fund determined a valuation allowance was required.

Changes to the factors considered in assessing the Fund’s valuation allowance may result in the Fund revising its position as to the recoverability of its deferred tax assets which may result in a change to the valuation allowance at a later date and could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2022, are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$53,583,130
Capital loss carryforward (tax basis)	69,690,595
Other	(273,036)
Total deferred tax asset	123,000,689
Valuation allowance	(18,377,875)
Less: Deferred tax liabilities:
Unrealized gains on investment securities (tax basis) – net	104,622,814
Net deferred tax asset	$—

The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss and capital loss carryforward amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2015	$3,902,812	November 30, 2035
November 30, 2016	62,681,569	November 30, 2036
November 30, 2017	77,956,625	November 30, 2037
November 30, 2018	46,816,412	November 30, 2038
November 30, 2020	23,244,346	Indefinite
November 30, 2021	21,504,332	Indefinite
Total Fiscal Year Ended Net Operating Loss	$236,106,096

During the year ended November 30, 2022, the Fund utilized $6,891,952 of net operating loss carryforwards.

Fiscal Year Ended Net Capital Loss	Amount	Expiration
November 30, 2018	$8,077,482	November 30, 2023
November 30, 2019	146,554,196	November 30, 2024
November 30, 2020	160,284,519	November 30, 2025
Total Fiscal Year Ended Net Capital Loss	$314,916,197

During the year ended November 30, 2022, the Fund utilized $23,624,788 of capital loss carryforwards.

ANNUAL REPORT 2022    •    25

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2022. The net operating loss prior to the Tax Cuts and Jobs Act (“TCJA”) can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. Any net operating losses arising in tax years beginning after December 31, 2017 will have an indefinite carry forward period. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating losses utilization. On March 27, 2020 the Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 30, 2022 and beyond.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2022, as follows:

Total Tax Expense (Benefit)	Amount	Rate
Tax Expense (Benefit) at Statutory Rates	$60,202,451	21.00%
State Income Tax Expense (Benefit) (Net of Federal Benefit)	3,239,139	1.13%
Tax Expense (Benefit) on Permanent Items(1)	(203,141)	(0.07)%
Provision to Return Adjustment	1,952,368	0.68%
Change in State Rate	682,076	0.24%
Change in Valuation Allowance	(65,872,893)	(22.98)%
Total Tax Expense (Benefit)		0.00%

(1) Permanent Items are made up of dividends received deductions, non-deductible expenses from K-1s, and tax exempt income from K-1s.

At November 30, 2022, the Fund did not have a current or deferred tax expense or benefit due to the use of net operating loss and capital loss carryforwards which are fully offset by a valuation allowance.

At November 30, 2022, the tax cost basis of investments was $348,262,947 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$477,347,711
Gross unrealized depreciation	(4,583,638)
Net unrealized appreciation	$472,764,073

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the Fund’s MLP investments and wash sales on security transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2019 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7. Investment Transactions

For the year ended November 30, 2022, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $25,603,091 and $162,096,563 (excluding short-term securities), respectively.

26   |    MainGate mlp fund

8. Share Transactions

Shares of each class have the same voting and other rights and preferences as the other classes for matters that affect the Fund as a whole. All shares of the Fund have equal voting rights and liquidation rights. Transactions of shares of the Fund were as follows:

	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Amount	Shares	Amount	Shares
Sold	$4,958,814	801,983	$2,819,037	578,401
Dividends Reinvested	1,834,976	296,798	2,163,880	437,998
Redeemed	(10,800,799)	(1,819,703)	(11,627,502)	(2,407,559)
Net Decrease	$(4,007,009)	(720,922)	$(6,644,585)	(1,391,160)

	Year Ended November 30, 2022		Year Ended November 30, 2021
Class C Shares	Amount	Shares	Amount	Shares
Sold	$519,859	92,665	$802,078	186,428
Dividends Reinvested	1,075,566	186,991	1,287,797	276,686
Redeemed	(3,940,818)	(709,998)	(5,706,264)	(1,248,560)
Net Decrease	$(2,345,393)	(430,342)	$(3,616,389)	(785,446)

	Year Ended November 30, 2022		Year Ended November 30, 2021
Class I Shares	Amount	Shares	Amount	Shares
Sold	$107,825,516	17,041,092	$136,183,248	26,584,269
Dividends Reinvested	37,761,299	5,841,288	47,625,510	9,345,027
Redeemed	(271,790,097)	(42,772,663)	(457,913,933)	(92,328,898)
Net Decrease	$(126,203,282)	(19,890,283)	$(274,105,175)	(56,399,602)

9. Risk Factors

In recent years and months, U.S. and international markets have experienced and may continue to experience significant periods of volatility due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks' interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund.

10. Subsequent Events

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

On January 12, 2023 the Fund declared a distribution payable of $0.100 per share, to Class A shareholders, Class C shareholders, and Class I shareholders of record on January 13, 2023, and payable on January 18, 2023.

ANNUAL REPORT 2022    •    27

Report of Independent Registered

Public Accounting Firm

Shareholders of MainGate MLP Fund and
Board of Trustees of MainGate Trust
Memphis, TN

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainGate MLP Fund (the “Fund”, a series of MainGate Trust), including the schedule of investments, as of November 30, 2022, and the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for the year then ended. In our opinion, the financial statements and the financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and the changes in net assets for the year then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended November 30,2021, and the financial highlights for each of the four years in the period ended November 30,2021, of the Fund, were audited by other auditors whose report dated January 28, 2022, expressed an unqualified opinion on that statement and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

BDO USA, LLP

Memphis, TN
February 17, 2023

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

28   |    MainGate mlp fund

Trustees & Officers

November 30, 2022 | unaudited

Set forth below is information with respect to each of the Trustees and Officers of the Fund, including their principal occupation during the past five years. The business address of the Fund, its Trustees and Officers is 6075 Poplar Ave., Suite 720, Memphis, TN 38119.

Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Robert A. Reed Age: 56	Lead Independent Trustee since January 2011	President, CEO and founder, ABC Polymer Industries, LLC since 1994	1	Director, Oakworth Capital Bank since 2008; Director, Robert E. Reed Gastrointestinal Oncology Research Foundation, 2001-present; Member of the Young Presidents Organization International, 2010; Member, Society of International Business Fellows, 1999-present
Darrison N. Wharton Age: 51	Independent Trustee since January 2011	Vice President and Client Advocate, Willis Towers Watson/Willis of Tennessee, Inc. in Memphis, TN since 2005	1	Board member, Goodwill Club of the Boys and Girls Clubs of Greater Memphis since 2009; President, Phoenix Club, a non-profit group dedicated to raising money for the Boys and Girls Clubs of Greater Memphis from 2006-2007
David C. Burns, CPA Age: 61	Independent Trustee and Chairman of the Audit Committee since January 2011	Partner and cofounder, Cross Keys Capital, LLC since 2004; Managing Director and Principal, Sundial Group, LLC since April 2012	1	Board member, Ryan Taylor & Co. since 2002; Board member, The Haven since 2007; Board member, Mountainside Holdings since 2011
Marshall K. Gramm Age: 49	Independent Trustee since January 2011	Associate Professor of Economics, Rhodes College, 2006-present	1	None
Barry A. Samuels, CPA Age: 57	Independent Trustee since January 2011	Private investor, 2009 to present; Director-Private Wealth Management, Deutsche Bank, 2003 to 2009	1	None
Moss W. Davis Age: 60	Independent Trustee and Chairman of the Pricing Committee since January 2011	Vice President-Southeast Region and Head of Atlanta Office, RCG Global Services, Inc., 2020 to present; Principal, Collective Insights Consulting, 2018 to 2020; Managing Director and head of Atlanta, GA office, Midtown Consulting Group, 2012 to 2018; President and Founder, Fairview Consulting Group, 2008 to 2012; Vice President, Experient Group, Consulting and Staffing Firm, 2005 to 2008	1	None
Interested Trustees and Officers
Matthew G. Mead(1) Age: 55	Interested Trustee, President and Chief Executive Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; President, Chickasaw Securities	1	Director, Oakworth Capital Bank; Director, AGRI, Inc. through 2021; Director, Shelby County Veterans Court Foundation
Geoffrey Mavar(1) Age: 60	Chairman of the Board, Interested Trustee, Treasurer and Chief Financial Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; Secretary, Chickasaw Securities	1	None
Gerard Scarpati Age: 67	Chief Compliance Officer since April 2013	Compliance Director, Vigilant Compliance, LLC, 2010 to present; Independent Consultant to the Securities Industry, 2004 to 2010	N/A	None
Salvatore Faia Age: 60	Assistant Compliance Officer since April 2013; Chief Compliance Officer from January 2011 to April 2013	President, Vigilant Compliance, LLC Chairman, EIP Growth and Income Mutual Fund since 2017; Director since 2005 President, RBB Fund, Inc. Mutual Fund since 2009	N/A	Trustee, EIP Growth & Income Fund

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

ANNUAL REPORT 2022    •    29

Additional Information | unaudited

November 30, 2022

Trustee and Officer Compensation

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended November 30, 2022, the aggregate compensation paid by the Fund to the independent trustees was $96,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund’s Web site at www.maingatefunds.com or the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Part F of Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855.MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

30   |   MainGate mlp fund

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

ANNUAL REPORT 2022    •    31

Fund Service Providers

November 30, 2022

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board

Robert A. Reed, Lead Independent Trustee

David C. Burns, Independent Trustee

Moss W. Davis, Independent Trustee

Marshall K. Gramm, Independent Trustee

Matthew G. Mead*, Interested Trustee

Barry A. Samuels, Independent Trustee

Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer

Geoffrey P. Mavar*, Treasurer and Chief Financial Officer

Gerard Scarpati, Chief Compliance Officer

Andrew E. Garrett*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC

6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel

Faegre Drinker Biddle & Reath LLP

1500 K Street NW, Suite 1100, Washington, DC 20005

Independent Registered Public Accounting Firm

BDO USA, LLP

6410 Poplar Avenue, Suite 750, Memphis, TN 38119

*Employed by Chickasaw Capital Management, LLC.

32   |   MainGate mlp fund

Notes

ANNUAL REPORT 2022   •    33

Notes

34   |   MainGate mlp fund

Notes

ANNUAL REPORT 2022   •    35

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions... 855.657.3863

For news, research and more Fund information... maingatefunds.com

Mutual fund investing involves risk. Principal loss is possible.	Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT	Quasar Distributors, LLC, distributor.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-657-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. David Burns is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
(a) Audit Fees	$140,576.99	$41,885
(b) Audit-Related Fees	None	None
(c) Tax Fees	26,500	27,000
(d) All Other Fees	None	None

(e) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BDO USA, LLP (“BDO”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

(h)The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	None	None
Registrant’s Investment Adviser	None	None

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider, except as disclosed below in Item 11(b).

(b)
Management concluded there were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting, except as follows.  Management has taken action to enhance the Fund's internal control over financial reporting in light of certain deficiencies in Registrant's internal control considered to be material weaknesses (as described below) as of November 30, 2022.  These material weaknesses were identified by Registrant's independent registered public accounting firm, and did not affect their Audit Report dated February 17, 2023, on those financial statements and financial highlights where distributions to shareholders is properly stated.  Notwithstanding the material weaknesses, Management believes that the financial statements and the financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and the changes in net assets for the year then ended, and the financial highlights for the year then ended.

A material weakness exists in the design of controls over the income tax provision calculation, including but not limited to the characterization of distributions to shareholders as either ordinary income or return of capital.  The controls were not effectively designed or maintained to verify the accuracy of the underlying data used to prepare the tax provision and to ensure that the characterization of distributions to shareholders presented in the financial statements was accurate. A material weakness also exists in the design of controls over the preparation of the financial statements, including the financial highlights.  The controls were not effectively designed or maintained to verify the accuracy of the underlying data used to prepare the financial statements and financial highlights and to ensure that the amounts and disclosures presented in the financial statements and financial highlights were complete and accurate.

Management has taken action to remediate these weaknesses, which includes adding additional, and enhancing existing, controls over tax calculations and the financial statements and financial highlights, including implementing additional management reviews of underlying data used to calculate the tax provision and the characterization of distributions and the underlying data used to prepare the financial statements and financial highlights. Management noted that the material weaknesses did not impact the Registrant's net asset value or audited financial statements as of November 30, 2022.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title)  /s/ Matthew G. Mead
                                         Matthew G. Mead, President & Chief Executive Officer

Date  April 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Matthew G. Mead
                                         Matthew G. Mead, President & Chief Executive Officer

Date  April 13, 2023

By (Signature and Title)  /s/ Geoffrey P. Mavar
                                         Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date  April 13, 2023